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                                                                     EXHIBIT 4.1
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
                           [PRESTIGE BRANDS LOGO]                                              COMMON STOCK
       NUMBER                                                                                 PAR VALUE $0.01
PHB
                        PRESTIGE BRANDS HOLDINGS, INC.                                            SHARES
                       INCORPORATED UNDER THE LAWS OF
                           THE STATE OF DELAWARE
                                                                                          SEE REVERSE FOR CERTAIN
                                                                 [PICTURE]                      DEFINITIONS
                                                                                             CUSIP 74112D 10 1

                                   [LOGO]                                                   THIS CERTIFICATE IS
                                                                                       TRANSFERABLE IN CANTON, MA,
                                                                                     JERSEY CITY, NJ OR NEW YORK, NY

                       THIS CERTIFIES THAT

                       IS THE RECORD HOLDER OF

                                   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                       PRESTIGE BRANDS HOLDINGS, INC. (HEREINAFTER CALLED THE "CORPORATION"), TRANSFERABLE ON THE BOOKS OF
                       THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THE
                       CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL
                       BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION  OF THE CORPORATION AND
                       AMENDMENTS FROM TIME TO TIME MADE THERETO, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS.

                       THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

       [SEAL]          WITNESS THE FACSIMILE SIGNATURES OF THE CORPORATION'S DULY AUTHORIZED OFFICERS.

                       DATED:

                                                       COUNTERSIGNED AND REGISTERED:
                                                       EQUISERVE TRUST COMPANY, N.A.
                                                                                                       TRANSFER AGENT
                                                                                                       AND REGISTRAR.
                                                       By:

[SIGNATURE]                                [SIGNATURE]                     [SIGNATURE]
   AUTHORIZED SIGNATURE                       SECRETARY                       PRESIDENT AND CHIEF EXECUTIVE OFFICER
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                      PRESTIGE BRANDS HOLDINGS, INC.

    THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE VOTING AND OTHER POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH POWERS, PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE CORPORATION NAMED ON THE FACE OF THIS CERTIFICATE.

    THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM  --         as tenants in common                    UNIF GIFT MIN ACT  --         ----------            Custodian
TEN ENT  --         as tenants by the entireties                                            (Cust)
JT TEN   --         as joint tenants with right                                               under Uniform Gifts to Minors Act
                    of survivorship and not as
                    tenants in common                                                     -----------------------------------------
                                                                                                           (State)

                                                            UNIF TRF MIN ACT   --         ----------      Custodian (until age )
                                                                                            (Cust)
                                                                                            under Uniform Transfers to Minors Act
                                                                                          -----------------------------------------
                                                                                                           (State)
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     Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,
________________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
       OTHER IDENTIFYING
      NUMBER OF ASSIGNEE
-------------------------------
-------------------------------

_________________________________________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

___________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
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
Dated  -------------------------------------------X
                                                     --------------------------------
                                                  X
                                                     --------------------------------
                                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                     NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                     PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                     WHATSOEVER.

Signature(s) Guaranteed
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

By
  ------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.
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KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION
TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.